                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 23, 2003



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



          Maryland                     1-10093                 13-6908486
----------------------------           -------                 ----------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


        27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (248) 350-9900




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   EXHIBITS.

               99.1    Press Release dated April 23, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On April 23, 2003, the registrant issued a press release entitled "Ramco-Gershenson Properties Trust Reports Results for First Quarter 2003," that announced the unaudited results of the first quarter of 2003 for Ramco-Gershenson Properties Trust. A copy of this press release is attached as
Exhibit 99.1, and it is furnished pursuant to Item 9 and Item 12 of Form 8-K.

         The press release contains a disclosure relating to the registrant's EBITDA interest coverage ratio for the first quarter of 2003. The registrant defines EBITDA as income from continuing operations before minority interest plus income from discontinued operations, interest expense and depreciation and amortization. For the three months ended March 31, 2003, the registrant's EBITDA interest coverage ratio is computed as follows:


         Income from continuing operations before minority interest    $ 3,943
         Add back:
           Income from discontinued operations                              --
           Interest expense                                              7,340
           Depreciation and amortization                                 5,102
                                                                       -------

                  EBITDA                                               $16,385
                                                                       =======

                  EBITDA interest coverage ratio:
                    (EBITDA divided by interest expense)                   2.2
                                                                       =======


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RAMCO-GERSHENSON PROPERTIES TRUST


Date:  June 5, 2003              By: /s/ Dennis Gershenson
                                     -------------------------------------------
                                     Dennis Gershenson
                                     Its:  President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------


*99.1         Press release dated April 23, 2003


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* Previously filed